UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2009

KBL HEALTHCARE ACQUISITION CORP. III
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33583	20-8191477
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

380 Lexington Avenue, 31st Floor, New York, New York	10168
(Address of Principal Executive Offices)	(Zip Code)

212-319-5555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, KBL HEALTHCARE ACQUISITION CORP. III (“KBL”) AND PRWT SERVICES, INC. (“PRWT”) INTEND TO HOLD PRESENTATIONS FOR EXISTING STOCKHOLDERS OF KBL AND OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING KBL SECURITIES, REGARDING THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, AS DESCRIBED IN THIS REPORT AND THE EXHIBITS HERETO. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CITIGROUP GLOBAL MARKETS INC. (“CITI”) AND EARLYBIRDCAPITAL, INC. (“EBC”), EACH AN UNDERWRITER OF KBL’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2007, ARE ASSISTING KBL AND PRWT IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF THEIR OUT-OF-POCKET EXPENSES. ADDITIONALLY, THE UNDERWRITERS DEFERRED APPROXIMATELY $4,140,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF KBL’S BUSINESS COMBINATION.  KBL AND ITS DIRECTORS AND EXECUTIVE OFFICERS, PRWT AND ITS DIRECTORS AND OFFICERS AND EACH OF CITI AN EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF KBL STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION.

STOCKHOLDERS OF KBL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, KBL AND PRWT’S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND FINAL REGISTRATION STATEMENT CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ KBL AND PRWT’S FINAL PROSPECTUS, DATED JULY 19, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE KBL OFFICERS AND DIRECTORS AND OF CITI AND EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: KBL HEALTHCARE ACQUISITION CORP. III, 380 LEXINGTON AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10168. THE REGISTRATION STATEMENT CONTAINING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

PRWT’S FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND PREPARED BY PRWT AS A PRIVATE COMPANY AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN KBL AND PRWT’S REGISTRATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE MERGER.

Item 8.01.	Other Events.

On March 16, 2009, KBL Healthcare Acquisition Corp. III (“KBL”) issued a press release announcing it had entered into a definitive agreement for a business combination with privately-held PRWT Services, Inc.  The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item 8.01, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of KBL, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2009

KBL HEALTHCARE ACQUISITION CORP. III

By:	/s/ Michael Kaswan
Michael Kaswan
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release.